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                                                                   Exhibit 10.40

                                                                [EXECUTION COPY]

                     AMENDMENT NO. 7 TO AMENDED AND RESTATED
                          REFINANCING CREDIT AGREEMENT

     THIS AMENDMENT NO. 7 (this "Amendment") is dated as of May 17, 2003, and amends the Amended and Restated Refinancing Credit Agreement, dated as of November 19, 1999, by and among WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION (formerly known as Westinghouse Air Brake Company) ("Borrower") and THE GUARANTORS FROM TIME TO TIME PARTY THERETO ("Guarantors") and THE BANKS FROM TIME TO TIME PARTY THERETO ("Banks") and LASALLE BANK NATIONAL ASSOCIATION, as bookrunner and co-syndication agent ("Agent"), JPMORGAN CHASE BANK, as administrative agent, and THE BANK OF NEW YORK, as co-syndication agent, MELLON BANK, N.A., as documentation agent, LASALLE BANK, NATIONAL ASSOCIATION, as an issuing bank, ABN AMRO BANK N.V., as an issuing bank, and CHASE MANHATTAN BANK USA, N.A. (successor in interest to Chase Manhattan Bank Delaware), as an issuing bank, as amended by Amendment No. 1 to Amended and Restated Refinancing Credit Agreement, dated as of November 16, 2000, Amendment No. 2 to Amended and Restated Refinancing Credit Agreement, dated as of March 30, 2001, Amendment No. 3 to Amended and Restated Refinancing Credit Agreement, dated as of July 18, 2001, Consent and Amendment No. 4 to Amended and Restated Refinancing Credit Agreement, dated as of September 17, 2001, Amendment No. 5 to Amended and Restated Refinancing Credit Agreement, dated as of November 14, 2001, and Amendment No. 6 to Amended and Restated Refinancing Credit Agreement, dated as of November 13, 2002 (as so amended, the "Credit Agreement").

                                   BACKGROUND

     The parties hereto desire to amend the Credit Agreement to (i) permit the Borrower and its Subsidiaries to increase their use of surety bonds in response to the expansion of their business with transit authorities and other customers,
(ii) permit the Loan Parties to provide customers of the Borrower and its Subsidiaries with assurances of performance without the necessity of a surety company, and (iii) provide for a successor to an Issuing Bank.

                              OPERATIVE PROVISIONS

     NOW THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained, incorporating the above-defined terms herein, and intending to be legally bound hereby agree as follows:

                                    Article I
                             Consent and Amendments

     1.01 Defined Terms; References. Terms not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Credit Agreement. As used in this Amendment, "including" is not a term of limitation and means "including without limitation." Each reference to "hereof," "hereunder," "herein," and "hereby" and similar references contained in the Credit Agreement and each reference to "this Agreement" and similar references contained in the Credit Agreement shall, on and after the date hereof, refer to the Credit Agreement as amended hereby

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     1.02 Amendment of Credit Agreement.

     (a) Definition of Indebtedness. The definition of "Indebtedness " as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Indebtedness shall mean, as to any Person at any time, any and all indebtedness, obligations, or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money,
     (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement or payment obligations (contingent or otherwise) under or in connection with any letter of credit, surety bond (but only to the extent that the aggregate amount reasonably determined to remain payable under all surety bonds outstanding at any time exceeds $200,000,000), or Swap Agreement, with the value of any such Swap Agreement being determined at the end of each quarter in accordance with a method of valuation reasonably acceptable to the Agent based upon a daily mark-to-market method of calculation, (iv) any other transaction (including forward sale or purchase agreements, capitalized leases, synthetic leases, and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due), (v) the current portion of mandatory redeemable stock or similar interests, or (vi) any Guaranty of Indebtedness."

     (b) Definition of Issuing Bank. The definition of "Issuing Bank " as set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

          "Issuing Bank shall mean ABN AMRO Bank N.V., Chase Manhattan Bank USA, N.A. (or its assignee, JPMorgan Chase Bank), or LaSalle, provided that with respect to any Letters of Credit issued hereunder (other than those Letters of Credit deemed to be issued hereunder pursuant to Section 11.19 hereof)
     (i) on or after the date hereof, but prior to July 18, 2001, the Issuing Bank shall mean only ABN AMRO Bank N.V., and (ii) on or after July 18, 2001, the Issuing Bank shall mean only LaSalle."

     (c) Intercompany Guaranties of Performance Permitted. The following text is hereby added to Section 8.2.3 of the Credit Agreement immediately before the period at the end of such Section, with effect at all times prior to and from the date hereof:

     "and (iii) notwithstanding any other provision hereof (but subject to the proviso below), Guaranties of performance, completion, quality, and the like provided by Borrower or any Subsidiary of Borrower with respect to performance or similar obligations owing to a Person by Borrower or any of its Subsidiaries provided, however, that the sum of all amounts paid plus all costs incurred, as the case may be, by the Loan Parties with respect to Guaranties of the performance or similar obligations of all non-domestic Subsidiaries of Borrower, to the extent such amounts paid or costs incurred by Loan Parties are not repaid or reimbursed by the non-domestic Subsidiaries of Borrower, shall be deemed to be (A) Indebtedness of non-domestic Subsidiaries of Borrower owing to Loan Parties for the purposes, and subject to the limitations, of Section 8.2.1(iv), and (B) loans by Loan Parties to non-domestic Subsidiaries of Borrower for the purposes, and subject to the limitations, of Section 8.2.4(iii) (as determined by reference to Clause (v) of the definition herein of "Permitted Investments") and Section

                                       2

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8.2.5(2)(ii). For the avoidance of doubt and other than as is set forth in
Clause (iii) of the preceding sentence, none of the obligations incurred or amounts paid or costs incurred by the Borrower or any of its Subsidiaries with respect to such Guaranties of the performance or similar obligations of Borrower or any of its Subsidiaries shall be deemed to be Indebtedness of or a loan to Borrower or any of its Subsidiaries.

                                   Article II
                         Representations and Warranties

     As of the date hereof, the Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

     2.01 Authorization. The execution and delivery by the Loan Parties of this Amendment, the consummation by the Loan Parties of the transactions contemplated by the Credit Agreement as amended hereby, and the performance by each Loan Party of its respective obligations hereunder and thereunder have been duly authorized by all necessary corporate proceedings, if any, on the part of each Loan Party. On the date of Borrower's execution hereof, there are no set-offs, claims, defenses, counterclaims, causes of action, or deductions of any nature against any of the Obligations.

     2.02 Valid and Binding. This Amendment has been duly and validly executed and delivered by each Loan Party and constitutes, and the Credit Agreement as amended hereby constitutes, the legal, valid and binding obligations of each Loan Party enforceable in accordance with the terms hereof and thereof, except as the enforceability of this Amendment or the Credit Agreement as amended hereby may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity limiting the availability of equitable remedies.

     2.03 No Conflicts. Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby or by the Credit Agreement as amended hereby nor compliance with the terms and provisions hereof or of the Credit Agreement as amended hereby, by any of the Loan Parties, will
(a) violate any Law, (b) conflict with or result in a breach of or a default under the articles or certificate of incorporation or bylaws or similar organizational documents of any Loan Party or any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (c) require any consent or approval of any Person or require a mandatory prepayment or any other payment under the terms of any material agreement or instrument to which any Loan Party is a party or by which any Loan Party or any of their respective properties (now owned or hereafter acquired) may be subject or bound, (d) result in the creation or imposition of any Lien upon any property (now owned or hereafter acquired) of any Loan Party, or (e) require any authorization, consent, approval, license, permit, exemption or other action by, or any registration, qualification, designation, declaration or filing with, any Official Body.

     2.04 No Defaults. After giving effect to the amendments and consents made herein: (i) no Event of Default under and as defined in the Credit Agreement has occurred and is continuing, and (ii) the representations and warranties of each of Borrower and the other Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof with the same force and effect as though made on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date.

                                       3

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                                   Article III
                  Effect, Effectiveness, Consent of Guarantors

     3.01 Effectiveness. Except as otherwise set forth herein, this Amendment shall become effective as of the date hereof on the date that Agent shall have received from each of the Borrower, the other Loan Parties, and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to Agent) that such party has signed a counterpart hereof. Within forty-five (45) days of the date hereof, each of the Loan Parties shall have delivered to the Agent a certificate signed by the Secretary or Assistant Secretary of such Loan Party certifying as to (i) the articles, bylaws, and relevant resolutions, and due authorization to enter into this Amendment, of such Loan Party, and (ii) the officer of such Loan Party, and her or his specimen signature, executing this Amendment on its behalf.

     3.02 Amendment. The Credit Agreement is hereby amended in accordance with the terms hereof, and this Amendment and the Credit Agreement shall hereafter be one agreement and any reference to the Credit Agreement in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement, the terms and provisions hereof shall control.

     3.03 Joinder of Guarantors. Each of the Guarantors hereby joins in this Amendment to evidence its consent hereto, and each Guarantor hereby reaffirms its obligations set forth in the Credit Agreement, as hereby amended, and in each Guaranty Agreement and each other Loan Document given by it in connection therewith.

                                   Article IV
                                 Miscellaneous

     4.01 Credit Agreement. Except as specifically amended by the provisions hereof, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed by the parties hereto.

     4.02 Counterparts, Telecopy Signatures. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument; and, delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery of this Amendment by such party.

     4.03 Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

     4.04 Severability. If any provision of this Amendment, or the application thereof to any party hereto, shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions or applications of this Amendment which can be given effect without the invalid and unenforceable provision or application, and to this end the parties hereto agree that the provisions of this Amendment are and shall be severable.

                                       4

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     4.05 Banks' Consent. Each Bank, by its execution hereof, hereby consents to this Amendment pursuant Section 11.1 of the Credit Agreement.

                            [SIGNATURE PAGES FOLLOW]

                                       5

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                   [SIGNATURE PAGE 1 OF 23 TO AMENDMENT NO. 7]

     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.

                                       [BORROWER]

                                       WESTINGHOUSE AIR BRAKE TECHNOLOGIES
                                       CORPORATION (f/k/a Westinghouse Air Brake
                                       Company)


                                       By:                                (SEAL)
                                           -------------------------------------
                                       Name:
                                       Title:


                                       [GUARANTORS]

                                       RAILROAD FRICTION PRODUCTS
                                       CORPORATION; RFPC HOLDING CORP.;
                                       WABTEC RAILWAY ELECTRONICS CORPORATION
                                       (formerly known as MotivePower Canada
                                       Corporation); WABTEC DISTRIBUTION
                                       COMPANY; MOTIVEPOWER, INC.; YOUNG
                                       TOUCHSTONE COMPANY (successor by merger
                                       to Wabtec Engine Systems Company); WABTEC
                                       HOLDING CORP.; WABTEC CORPORATION; WABTEC
                                       TRANSPORTATION TECHNOLOGIES, INC.


                                       By:                                (SEAL)
                                          --------------------------------------
                                       Name:
                                       Title: Vice President or Treasurer of
                                              each of the above listed companies


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                   [SIGNATURE PAGE 2 OF 23 TO AMENDMENT NO. 7]

                                       [BANKS AND AGENTS]

                                       LASALLE BANK NATIONAL ASSOCIATION,
                                       individually and as Agent, Bookrunner,
                                       Co-Syndication Agent, and an Issuing Bank



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:




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                   [SIGNATURE PAGE 3 OF 23 TO AMENDMENT NO. 7]

                                       ABN AMRO BANK N.V., as an Issuing Bank



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:




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                   [SIGNATURE PAGE 4 OF 23 TO AMENDMENT NO. 7]

                                       MELLON BANK, N.A., individually and as
                                       Documentation Agent



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                   [SIGNATURE PAGE 5 OF 23 TO AMENDMENT NO. 7]

                                       JPMORGAN CHASE BANK, individually and as Administrative Agent



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                   [SIGNATURE PAGE 6 OF 23 TO AMENDMENT NO. 7]

                                       NATIONAL CITY BANK OF PENNSYLVANIA


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                   [SIGNATURE PAGE 7 OF 23 TO AMENDMENT NO. 7]

                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                   [SIGNATURE PAGE 8 OF 23 TO AMENDMENT NO. 7]

                                       FLEET NATIONAL BANK (formerly BankBoston,
                                       N.A.)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                   [SIGNATURE PAGE 9 OF 23 TO AMENDMENT NO. 7]

                                       U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                  [SIGNATURE PAGE 10 OF 23 TO AMENDMENT NO. 7]

                                       THE BANK OF NEW YORK, individually and as
                                       Co-Syndication Agent


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                  [SIGNATURE PAGE 11 OF 23 TO AMENDMENT NO. 7]

                                       BANK ONE, N.A.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 12 OF 23 TO AMENDMENT NO. 7]

                                       WACHOVIA BANK, NATIONAL ASSOCIATION
                                       (formerly, First Union National Bank)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                  [SIGNATURE PAGE 13 OF 23 TO AMENDMENT NO. 7]

                                       DZ BANK AG DEUTSCHE ZENTRAL-
                                       GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN
                                       (successor by merger to DG BANK DEUTSCHE
                                       GENOSSENSCHAFTSBANK AG)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


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                  [SIGNATURE PAGE 14 OF 23 TO AMENDMENT NO. 7]

                                       THE BANK OF NOVA SCOTIA


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 15 OF 23 TO AMENDMENT NO. 7]

                                       BANK OF TOKYO-MITSUBISHI TRUST CO.


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


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                  [SIGNATURE PAGE 16 OF 23 TO AMENDMENT NO. 7]

                                       CREDIT AGRICOLE INDOSUEZ


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 17 OF 23 TO AMENDMENT NO. 7]

                                       CREDIT SUISSE FIRST BOSTON


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


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                  [SIGNATURE PAGE 18 OF 23 TO AMENDMENT NO. 7]

                                       MIZUHO CORPORATE BANK, LIMITED (formerly
                                       The Dai-Ichi Kangyo Bank, Ltd.)


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                  [SIGNATURE PAGE 19 OF 23 TO AMENDMENT NO. 7]

                                       MANUFACTURERS AND TRADERS TRUST COMPANY


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


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                  [SIGNATURE PAGE 20 OF 23 TO AMENDMENT NO. 7]

                                       SUNTRUST BANK


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 21 OF 23 TO AMENDMENT NO. 7]

                                       FIFTH THIRD BANK


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:

                  [SIGNATURE PAGE 22 OF 23 TO AMENDMENT NO. 7]

                                       CITIZENS BANK OF PENNSYLVANIA


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                  [SIGNATURE PAGE 23 OF 23 TO AMENDMENT NO. 7]

                                       JPMORGAN CHASE BANK, successor by
                                       assignment from CHASE MANHATTAN BANK USA,
                                       N.A., as an Issuing Bank


                                       By:
                                           -------------------------------------
                                       Name:
                                       Title: